Exhibit 10.13

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 dated as of March 2, 2018 (this “Amendment”) to the Second Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of October 7, 2016 (as may be further amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”) among (i) STX FINANCING, LLC, a Delaware limited liability company, as Borrower, (ii) STX FILMWORKS, INC., a Delaware corporation, as Parent, (iii) the GUARANTORS referred to therein, (iv) the LENDERS referred to therein, and (v) RED FISH BLUE FISH, LLC, as Administrative Agent.

INTRODUCTORY STATEMENT

WHEREAS, the Borrower has requested, and the Administrative Agent and the requisite Lenders (as described in Section 3 of this Amendment) have agreed, that the Credit Agreement be amended on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the parties hereto agree as follows:

1.               Defined Terms. Capitalized terms used but not otherwise defined herein (including any such terms used in the Introductory Statement hereto) shall have the meanings given to them in the Credit Agreement.

2.               Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as defined below), as follows:

(a)             Section 1.2 of the Credit Agreement is hereby amended by inserting the following defined terms:

“Mile 22” shall mean that certain motion picture currently entitled Mile 22.

“Mile 22 Stretch Debt” shall mean Indebtedness from one or more Credit Parties to Aperture Media Partners, LLC (“Stretch Lender”), the incurrence of which shall be subject to the following requirements:

(a) (i) the aggregate principal amount thereof shall not exceed $5,500,000, (ii) the interest rate (excluding default interest) thereon shall not exceed LIBOR plus ten percent per annum, (iii) the borrowings thereunder shall be based solely on value attributable to the portion of foreign receivables and/or tax incentives for Mile 22 in excess of the Borrowing Base (under and as defined in the Senior Facility Credit Agreement) value available therefor under the Facility, (iv) the fees payable to Stretch Lender thereunder shall not exceed 3.00% of the total commitments provided by Stretch Lender, (iv) the obligors of such Indebtedness shall be limited to Mile 22, LLC or any other Credit Party involved solely in the production of Mile 22 (a “Permitted Obligor”) (and for the avoidance of doubt the

Borrower may not be an obligor or guarantor of such Indebtedness, other than an unsecured “good boy” guaranty (the enforcement of which shall be subject to the intercreditor agreement described below) from the Borrower in favor of Stretch Lender guaranteeing that the shooting locations of Mile 22 will not be moved from the currently anticipated locations) and such Indebtedness shall otherwise be recourse solely to the products and proceeds of Mile 22 and the tax incentives relating thereto, and not to the general credit of any other Credit Party; provided, that if the foreign (excluding UK) distribution rights are held by a Credit Party that otherwise distributes foreign rights in the Borrower’s Pictures, such foreign rights may be subject to Stretch Lenders’ Liens as permitted by clause (c) below;

(b) all interest and fees contemplated to be payable to Stretch Lender must be self-liquidating in that they must be reserved from the Mile 22 Stretch Debt borrowings or otherwise payable only pursuant to the terms of the intercreditor agreement referenced in clause (h) below;

(c) any Lien in favor of Stretch Lender securing such Indebtedness shall be limited to Liens in the tax incentives for Mile 22, foreign (excluding UK) rights for Mile 22, and the products and proceeds directly relating thereto, but shall not extend to any distribution rights in the Domestic Territory, the UK Territory or the products or proceeds thereof; provided, that solely to the extent necessary to enable Stretch Lender to, subject in all cases to the intercreditor agreement described below, exercise remedies on the collateral described before this proviso, Stretch Lender may also have (i) a Lien in the physical materials relating to Mile 22 and the copyright in Mile 22 and (ii) an equity pledge in the stock of a Permitted Obligor, but only so long as such Permitted Obligor holds no right or interest in or to: (x) any domestic or UK rights in Mile 22; (y) any physical materials or the copyright in Mile 22 or (z) any assets unrelated to Mile 22;

(d) the Lenders (under and as defined in the Senior Facility Credit Agreement) shall have recouped 100% of all loans extended under the Senior Facility Credit Agreement on the basis of any receivables or tax incentives for Mile 22, together with any interest, fees and expenses relating to Mile 22 with proceeds from foreign (excluding the UK Territory) revenues and tax incentives attributable to Mile 22 (the occurrence thereof, the “Senior Production Debt Recoupment”) before Stretch Lender may be repaid any of the Mile 22 Stretch Debt;

(e) Stretch Lender may have a claim against the proceeds of Mile 22 from the Domestic Territory and UK Territory (the “Self-Distribution Territories”) but only after any P&A Credit and any UK P&A Credit extended against Mile 22 have been recouped, and any loans extended under the Seer P&A Credit Agreement for Mile 22 have been recouped, solely via proceeds of Mile 22 from the Self-Distribution Territories (the occurrence thereof, the “Senior P&A Recoupment”);

(f) Borrowing Base value (under and as defined in the Senior Facility Credit Agreement) with respect to Mile 22 will be assessed as set forth in clauses (f) and (g) of the definition of “Mile 22 Stretch Debt” in the Senior Facility Credit Agreement;

(g) prior to or substantially concurrent with providing the Mile 22 Stretch Debt, Stretch Lender must have executed an intercreditor agreement in form and substance satisfactory to the Administrative Agent with the Administrative Agent, Senior Facility Agent and Seer P&A Agent, which is consistent with the above and provides for, among other things, that:

(i)       Stretch Lender may take collection and enforcement actions only against Borrower’s foreign (non-UK) obligors and tax credit obligors for Mile 22 or enforcement actions against the equity interests of a Permitted Obligor and may in each case do so only after the occurrence of Senior Production Debt Recoupment and only then if an event of default is in existence under the documentation for the Mile 22 Stretch Debt; provided further that no such collection or enforcement action may be taken against any output partner of the Credit Parties or any sublicensee with multiple sub-license agreements with a Credit Party without prior consultation with the Senior Facility Agent;

(ii)       any exercise of remedies by the Stretch Lender involving either the copyright or physical materials relating to Mile 22 shall be exercised solely to the extent necessary for Stretch Lender to collect foreign value or tax credit value from Mile 22 or to re-license foreign rights in Mile 22 or to make delivery of copies of Mile 22 to sublicenses in connection with same, and shall in all cases remain subject to the Administrative Agent’s continuing lien therein;

(h) other standstill and intercreditor provisions satisfactory to the Administrative Agent.

(b)            Section 6.1 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of subsection (o) thereof, (ii) replacing the period at the end of subsection (p) thereof with “; and” and (iii) adding a new subsection (q) as follows:

“(q) the Mile 22 Stretch Debt so long as all provisions of the definition thereof are satisfied”

(c)             Section 6.2 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of subsection (w) thereof, (ii) replacing the period at the end of subsection (x) thereof with “; and” and (iii) adding a new subsection (y) as follows:

“(y) Liens on Mile 22 and assets relating thereto to the extent permitted by the definition of Mile 22 Stretch Debt.”

3.               Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 3 (the date upon which each of such conditions precedent has been satisfied, the “Effective Date”) as follows:

(a)             the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders;

(b)            the representations and warranties contained in Section 4 hereof are true and correct;

(c)             all costs and expenses due and owing pursuant to Section 10 hereof to the Administrative Agent by the Borrower shall have been paid in full;

(d)            all legal matters incident to this Amendment shall be satisfactory to Sidley Austin LLP, counsel for the Administrative Agent;

(e)             the Senior Facility Agent shall have executed an amendment to the Senior Facility Credit Agreement granting substantively identical amendments to those set forth in this Amendment to the extent applicable to the Senior Facility Credit Agreement, in form and substance satisfactory to the Administrative Agent; and

(f)             the Seer P&A Agent shall have executed an amendment to the Seer P&A Facility Credit Agreement granting substantively identical amendments to those set forth in this Amendment to the extent applicable to the Seer P&A Facility Credit Agreement, in form and substance satisfactory to the Administrative Agent.

4.               Representations and Warranties. Each of the Credit Parties represents and warrants that:

(a)             each of the Credit Parties has the power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Credit Agreement as amended hereby;

(b)            the execution and delivery by the Credit Parties of this Amendment, and the performance by such Person of its obligations under this Amendment and the Credit Agreement as amended hereby (i) have been duly authorized by all necessary company action (or similar action) on the part of such Person, (ii) will not constitute a violation of any provision of Applicable Law or any order of any Governmental Authority applicable to such Person or any of its properties or assets, (iii) will not violate any provision of the certificate of formation or organization, by-laws, operating agreement, partnership agreement or any other organizational document of such Person, (iv) will not violate any provision of, be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or create any right to terminate any indenture, agreement, bond, note or other similar instrument to which such Person is a party or by which such Person or any of its properties or assets are bound, other than where any such violation, conflict, breach, default or termination could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (v) will not result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of such Person other than pursuant to the Fundamental Documents;

(c)             the representations and warranties contained in the Credit Agreement and the other Fundamental Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date) with the same effect as if made on and as of the date hereof; and

(d)            immediately before and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

5.               Fundamental Document. This Amendment is designated a Fundamental Document by the Administrative Agent.

6.               Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute an amendment, waiver or modification of any other provision of the Credit Agreement, does not constitute a waiver of timely compliance with the provisions of the Credit Agreement or any provision of any other Fundamental Document, does not constitute a waiver of any Default or Event of Default whether or not known to the Administrative Agent or the Lenders, and does not entitle any Credit Party to any amendment, waiver or modification of any provision of the Credit Agreement or any other Fundamental Document, or to a consent to any transaction, in the future in similar or dissimilar circumstances. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and confirmed. Without limiting the foregoing, each Credit Party hereby (i) reaffirms its obligations under the Credit Agreement and the other Fundamental Documents to which it is a party and (ii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to any of the Fundamental Documents. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

7.               Further Assurances. At any time and from time to time, upon the Administrative Agent’s reasonable request and at the expense of the Credit Parties in accordance with Section 13.4 of the Credit Agreement, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.

8.               APPLICABLE LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

9.               Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic photocopy (i.e., “.pdf”) shall be effective as delivery of a manually executed counterpart hereof.

10.            Expenses. The Borrower agrees to pay pursuant to Section 13.4 of the Credit Agreement, all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable and documented fees and disbursements of counsel for the Administrative Agent.

11.            Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:

STX FINANCING, LLC

By: /s/ Noah Fogelson_______________________
Name:
Title:

GUARANTORS:

STX FILMDEV, LLC

STX FILMDEV II, LLC

STX PLAN F, LLC

STX PRODUCTIONS, LLC

STX TV, INC.

STX LOUISIANA, LLC

FSO JONES, LLC

STX NY, INC.

FSO JONES NY, LLC

STX MUSIC, LLC

STX MUSIC PUBLISHING, LLC

STX RECORDINGS, LLC

MARS BOYS, LLC

WE ARE BESTIES, LLC

BAD MOMS LOUISIANA, LLC

BADDER MOMS, LLC

STX INTERNATIONAL, INC.

STX TRUE LIFE, LLC

SURREAL, INC.

STX ENTERTAINMENT UK, LTD.

ADRIFT PRODUCTIONS UK LTD.

VATN ALLS STADAR, LLC

ADRIFT PRODUCTIONS NZ LIMITED

PUPPET MURDERS, LLC

MILE 22, LLC

SECOND ACT PRODUCTIONS, LLC

By: /s/ Noah Fogelson_______________________

Name:

Title:

Amendment No. 1 to Second Amended and Restated Credit Agreement

RED FISH BLUE FISH, LLC,
as Administrative Agent

By: /s/ Derek Arend_______________________
Name: Derek Arend
Title: President

Amendment No. 1 to Second Amended and Restated Credit Agreement